EXHIBIT 99.6
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-43536, 333-107245, 333-75314, 333-126991, 333-126993) of American Medical Systems Holdings, Inc. of our report dated March 15, 2006 relating to the financial statements of Laserscope, which appears in the Current Report on Form 8-K of American Medical Systems Holdings, Inc. dated June 5, 2006.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
June 15, 2006